UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

Rave Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas 75056

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 5, 2017, Rave Restaurant Group, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (“B. Riley FBR”) pursuant to which the Company may offer and sell shares of its common stock having an aggregate offering price of up to $5,000,000 (the “Shares”) from time to time through B. Riley FBR, acting as agent. Upon the Company’s delivery and B. Riley FBR’s acceptance of a placement notice, B. Riley FBR will use its commercially reasonable efforts, consistent with its sales and trading practices, to sell Shares subject to the placement notice. Sales of the Shares by B. Riley FBR, if any, will be made in transactions that are deemed to be “at the market offerings,” as defined in Rule 415 under the Securities Act of 1933.

The Company has agreed to pay B. Riley FBR commissions for its services in acting as agent in the sale of the Shares in the amount of 3.0% of the gross sales price of all Shares sold pursuant to the Sales Agreement. The Company has also agreed to reimburse B. Riley FBR for legal expenses incurred by it up to $25,000 in the aggregate. The Company has also agreed to reimburse B. Riley FBR for certain expenses incurred in connection with entering into the Sales Agreement and has provided B. Riley FBR with customary indemnification rights.

The description of the Sales Agreement set forth above is qualified in its entirety by reference to the At Market Issuance Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

1.1	At Market Issuance Sales Agreement between Rave Restaurant Group, Inc. and B. Riley FBR, Inc. dated December 5, 2017.

5.1	Opinion of McGuire, Craddock & Strother, P.C.

23.1	Consent of McGuire, Craddock & Strother, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: December 5, 2017	By:	/s/ TIMOTHY E. MULLANY
Timothy E. Mullany,
Chief Financial Officer